UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)

Kellner Merger Fund

Annual Report
December 31, 2020

Table of Contents

Letter to Shareholders	3

Performance Summary	8

Expense Example	10

Sector Allocation of Portfolio Assets	12

Schedule of Investments	13

Schedule of Securities Sold Short	16

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	20

Statement of Cash Flows	22

Financial Highlights	23

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	40

Approval of Investment Advisory Agreement	41

Statement Regarding Liquidity Risk Management Program	45

Information about Trustees and Officers	46

Householding	49

Notice to Shareholders	50

Privacy Notice	51

KELLNER MERGER FUND
December 31, 2020

Dear Fellow Shareholders:

The Kellner Merger Fund (the “Fund”) returned +0.08% and +0.37% for the Investor Class and Institutional Class, respectively, for the fiscal year ended December 31, 2020.

Total Returns as of 12/31/20
				Annualized
			Annualized	Since
	3-Month	1-Year	5-Year	Inception*
GAKAX – Investor Class	2.92%	0.08%	1.62%	2.36%
GAKIX – Institutional Class	2.94%	0.37%	1.87%	2.67%
ICE BofA Merrill Lynch
3-Month Treasury Bill Index	0.03%	0.67%	1.20%	0.73%
HFRX Merger Arbitrage Index	4.69%	4.44%	1.83%	2.77%

*  The Kellner Merger Fund began trading 6/29/12.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com.

As of the Fund’s most recently filed Prospectus, gross annual fund operating expenses were 2.53% and 2.28% for the Investor Class and the Institutional Class, respectively.

Portfolio Review

In 2020, the Fund invested in approximately 102 different merger situations and was once again heavily concentrated in North America.  Strategic deals continued to dominate the portfolio, making up about 90% of the Fund’s holdings, on average.

After grinding to a halt at the outset of the pandemic, global deal activity roared back in the second half of the year bringing overall announcements to $3.6 trillion for 2020, down only 5% from 2019.  This dramatic rebound produced over $1 trillion in announcements in both the third and fourth quarters, the first time this has happened in consecutive quarters since 2008 and the second highest second half total on record.  There were 111 deals in excess of $5 billion this year, up 22% and the highest in five years.  The U.S. saw $1.3 trillion in announcements in 2020, down 21% from a year ago.  Deal volume in the fourth quarter was $545 billion, the highest since 2001.  The fourth quarter also saw 10 mega deals (deals greater than $10 billion) announced, bringing the total to 23 for the year.  Some of the most notable deals were announced during the fourth quarter including S&P Global, Inc.’s $38.3 billion deal for IHS Markit Ltd., Advanced Micro Devices $33.7 billion transaction for Xilinx, Inc. and salesforce.com, Inc.’s $26.5 billion deal for Slack Technologies.  Activity in Europe increased 34% to $989 billion, with the year’s largest deal coming from U.K. based AstraZeneca PLC’s $38.6 billion merger with Alexion Pharmaceuticals, Inc.  Leveraged buyout activity continued to be strong and

KELLNER MERGER FUND

was up nearly 20% in 2020 with $559 billion of announcements, the highest level since 2007.  The largest buyout of the year occurred in the fourth quarter as Thoma Bravo, LLC agreed to buy RealPage, Inc. for $9 billion.  Other notable private equity deals this year included Vista Equity Partners’ $2.4 billion buyout of Pluralsight, Inc., Apollo Group Management’s $1.9 billion deal with Great Canadian Gaming Corp. and Macqaurie Group Ltd’s transaction to buy asset manager Waddell & Reed Financial, Inc. for $1.6 billion.  Private equity firms continue to have substantial buying power with $1.6 trillion in unspent money.

Performance

As is typical for our strategy, there were many deals that contributed positively to the performance of the Fund.  The biggest gain for the year came from our position in the deal between LVMH Moet Hennessey Louis Vuitton SE (LVMH) and Tiffany & Co. (TIF), the Fund’s largest position throughout most of the year. The $17.4 billion deal was announced in November 2019 and was moving smoothly through the process heading into the first quarter of this year.  As COVID fears entered the market and TIF shut down its stores, there were concerns that this deal would become another casualty of the virus.  As we moved from spring into summer, speculation began that LVMH was unhappy with the pre-COVID premium it agreed to pay for TIF and was looking for ways to renegotiate the price.  TIF continued to operate within the confines of the merger agreement, leaving LVMH little room for negotiation.  In September the LVMH board unexpectedly said that it received a letter of “request” from the French European and Foreign Affairs Minister “which, in reaction to the threat of taxes on French products by the U.S., directed the Group to defer the acquisition of Tiffany until after January 6th, 2021,” a request that TIF pointed out had not been made of any other French company.  This delay would push the close past the termination date of November 24th, allowing LVMH the ability to walk away from the deal.  In response, TIF immediately filed a lawsuit in Delaware court accusing LVMH of slow-walking the regulatory approval process.  The merger agreement stated that LVMH must use “reasonable best efforts to take all actions to consummate the transactions including preparing and filing as promptly as practicable with any Governmental Entity.” LVMH “miraculously” finished the filings within days of TIF’s filing of the lawsuit. We believed that LVMH acted in bad faith and its Chairman and CEO Bernard Arnault was using this novel approach and his tremendous influence within the French government to gain leverage to extract a price concession from TIF.  Reports began to surface that the French government was not happy with this development, and that Arnault first approached the French Finance Minister to ask for help in getting out of the transaction but was denied.  Interestingly, LVMH’s counter suit focused more on the deterioration and handling of TIF’s business during the pandemic and less on the French letter, their original reason for trying to get out of the merger.  TIF did a great job of neutralizing these types of claims by renegotiating debt covenants, maintaining liquidity ratios and operating the business in due course. With the pressure of the deal close approaching, LVMH needed a way to bring TIF to the negotiating table.  We believed the Delaware Chancery Court would be sympathetic to TIF as LVMH did not present

KELLNER MERGER FUND

a valid reason for terminating the contract, in our opinion.  The companies came to an agreement a month and a half before they were set to meet in court.  TIF accepted a reduced price of $131.50, down from the original $135 that was agreed upon in November 2019, avoiding costly and unpredictable litigation.  The 2.6% revision is reduced by half when factoring in the dividends that TIF paid during the time the two sides were bickering.  We had always been of the conviction that TIF was a prized asset that LVMH wanted to own and that LVMH’s hesitation was solely on the premium they were paying considering COVID-19 and the changing retail environment.  We believed the involvement of the French government and the slow walking of the regulatory process were all used as a means to get TIF to the bargaining table.  Much to TIF’s credit, they held strong to the end of the process and were able to close the deal with minimal damage to the ultimate price they received.

The Fund also saw a profit in the deal between Allergan plc (AGN) and Abbvie, Inc. (ABBV).  Announced in June 2019, ABBV and AGN agreed to a cash and stock deal worth $83.8 billion. The deal was following the normal course of a large pharmaceutical transaction until the sell off in the market accelerated into March as shutdowns began and the fallout from COVID-19 started filtering into the market.  Due to its low correlation to the overall market, merger arbitrage positions, especially in large-cap deals, are used as a source of cash when other strategies are experiencing losses during market dislocations.  We saw this phenomenon play out again as the spread went from a low of approximately $3.25 in March to almost $20 on no incremental news related to the deal.  We increased the size of our position at that time and the deal subsequently received the required approvals and closed in May.

Another positive contributor was the $28.5 billion cash and stock transaction between Eldorado Resorts (ERI) and Caesars Entertainment, Inc. (CZR).  Like the several situations throughout the year, investors were concerned that ERI would look to exit the deal due to the forced closure of casinos across the county.  We believed this was an unlikely course of action for a couple of reasons.  First, ERI was facing some liquidity concerns of its own and had they walked away from the transaction would have been subject to a large break-up fee that was larger than the liquidity it had.  This was a case where the buyer was better off completing the deal and recognizing the significant synergies to strengthen its balance sheet rather than walking away.  The transaction also had a very strong merger agreement that left little wiggle room for ERI to exit.  Most importantly the deal was highly strategic and one that ERI had coveted and worked on for a long time.  These factors pushed the companies to move forward, complete the regulatory process and close the deal in July.

The Fund suffered a loss when Simon Property Group (SPG) and Taubman Centers, Inc. (TCO) renegotiated their $2.6 billion merger.  In the beginning of June, SPG claimed it was exercising its contractual rights to terminate its agreement with TCO alleging that TCO’s business suffered a Material Adverse Change (MAC) that was disproportionate to its peers.  SPG also claimed that TCO breached its obligations under the agreement in failing to take steps to mitigate the impact of the pandemic by not making essential cuts in operating expenses and capital expenditures.  By way of background, the TCO/SPG contract was considered one of the tightest merger

KELLNER MERGER FUND

agreements in any of the deals affected by the pandemic.  It specifically prohibited using pandemic-related issues as a means of terminating the deal unless the effect was disproportionate to its peers (their first claim).  In addition, this deal was structured amid the beginnings of the pandemic (February 10th, 2020) after SPG had already closed some of its own malls in China.  In fact, SPG was able to lower the price (from $57 down to $52.50) during negotiations as it realized that businesses were going to have to be shut down.  We believed that SPG’s claim of a MAC that was disproportionate to its peers was highly subjective and would require them to assemble a competitor profile that had weathered the crisis better than TCO, which we believed would be difficult.  Its second claim was dubious in that TCO was in a no-win situation; if they had cut capital expenditures and operating expenses, SPG could claim that doing so was outside the ordinary course of its business.  With a week left to go before the trial start date, the companies came to an agreement at $43 per share, down roughly 18% from the $52.50 that they agreed to back in February. While we thought the strength of TCO’s contract could prevail in court or lead to a settlement in the mid-high $40 range, the outcome was satisfactory for both parties by avoiding the uncertainty of going to court.

The Fund also realized a loss in its position in Independent Bank Group, Inc.’s $2.9 billion transaction with Texas Capital Bancshares, Inc.  In mid-May the companies said that given the significant impact of the COVID-19 pandemic on global markets and their ability to fully realize the benefits they expected to achieve through the merger, that they were mutually agreeing to terminate the merger of equals.

Outlook

2020 will go down as one of the most unusual years in the merger arbitrage business, to say the least.  Several transactions were called off and some renegotiated with deal contracts being called into question, with even some of the tightest agreements being brought to litigation. Despite this volatility, the completion rate for deals was 94.7% in 2020, in line with historical levels.  Only 7 deals were ultimately terminated, while 8 deals were renegotiated, reemphasizing the attractiveness of the strategy in turbulent times.  Merger contracts continue to evolve and strengthen as they often do after new risks are introduced.

The acceleration of deal volume in the fourth quarter, after a solid rebound in the third, bodes well for activity as we head into the new year.  Winners and losers are emerging from the pandemic and strong companies will look to take advantage of their weakened competitors.  Cash rich companies will look for bolt-on acquisitions to improve their businesses.  As the market continues to set new highs, acquirors are using their higher stock prices as currency to entice sellers.  With the Federal Reserve promising low interest rates for the foreseeable future, private equity should continue to break records with abundant cheap debt, the lifeblood of its business.  The recovery in the economy will allow them to shift their focus away from shoring up their portfolio companies to spending down the record capital raises of the last several years. With the uncertainty of the election behind us and the hopes of the vaccine being widely distributed in front of us, a return to some sort of “normalcy” will continue to bring confidence to decision makers and allow the deal business to

KELLNER MERGER FUND

continue its strong rebound.  This leaves us excited about the prospects for the Fund as we head into the new year.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, LP

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. These risks may be magnified in emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the schedule of investments included in this report.

The Kellner Merger Fund is distributed by Compass Distributors, LLC.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal tax advice.

The ICE BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index that measures returns of three-month U.S. Treasury Bills.

The HFRX Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. Managers in the HFRX Merger Arbitrage Index use merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle. One cannot invest directly in an index.

KELLNER MERGER FUND

Comparison of the change in value of a $100,000 investment in the
Kellner Merger Fund – Institutional Class shares vs the ICE BofA Merrill Lynch
3-month Treasury Bill Index and the HFRX ED: Merger Arbitrage Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Kellner Merger Fund – Investor Class	0.08%	1.62%	2.36%
Kellner Merger Fund – Institutional Class	0.37%	1.87%	2.67%
ICE BofA Merrill Lynch 3-month
Treasury Bill Index	0.67%	1.20%	0.73%
HFRX ED: Merger Arbitrage Index	4.44%	1.83%	2.77%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

1  The Fund commenced operations on June 29, 2012.

KELLNER MERGER FUND

The ICE BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index of U.S Treasury securities maturing in 90 days.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.  Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies.  Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics.  In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/20 – 12/31/20).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses.  Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/20	12/31/20	7/1/20 – 12/31/20
Actual(2)
Investor Class	$1,000.00	$1,039.40	$10.30
Institutional Class	$1,000.00	$1,040.30	$ 9.03

Hypothetical (5% return
before expenses)(3)
Investor Class	$1,000.00	$1,015.03	$10.18
Institutional Class	$1,000.00	$1,016.29	$ 8.92

(1)
Expenses are equal to the Investor Class and Institutional Class annualized expense ratios of 2.01% and 1.76%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $8.97 and $7.69 for the Investor Class and the Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.87 and $7.61 for the Investor Class and the Institutional Class, respectively.

KELLNER MERGER FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2020 (Unaudited)

4.1%
13.6%
2.5%
12.5%
3.5%
4.9%
13.3%
0.9%
0.9%
0.0%
43.8%

- Administrative Support and Waste Management – 4.1%
- Finance and Insurance – 13.6%
- Information – 2.5%
- Manufacturing – 12.5%
- Mining, Quarrying, and Oil and Gas Extraction – 3.5%
- Professional, Scientific, and Technical Services – 4.9%
- Retail Trade – 13.3%
- Wholesale Trade – 0.9%
- REITs – 0.9%
- Right – 0.0%
- Money Market Deposit Account – 43.8%

Percentages represent market value as a percentage of total long investments.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2020

Shares	COMMON STOCKS – 57.8%	Value

	Administrative and Support Services – 4.3%
12,500	CoreLogic, Inc.	$966,500
36,100	IHS Markit Ltd. (b)	3,242,863
		4,209,363
	Building Material and Garden Equipment – 2.4%
44,100	BMC Stock Holdings, Inc. (a)	2,367,288

	Chemical Manufacturing – 1.6%
7,300	Alexion Pharmaceuticals, Inc. (a)	1,140,552
24,700	Urovant Sciences Ltd. (a)(b)	398,411
		1,538,963
	Clothing and Clothing Accessories Stores – 11.0%
82,300	Tiffany & Co. (c)	10,818,335

	Computer and Electronic
	Product Manufacturing – 9.1%
5,000	Inphi Corp. (a)	802,350
25,900	Maxim Integrated Products, Inc.	2,296,035
18,300	Varian Medical Systems, Inc. (a)(c)	3,202,683
18,500	Xilinx, Inc.	2,622,745
		8,923,813
	Credit Intermediation and Related Activities – 0.2%
4,600	CIT Group, Inc.	165,140
1	Prosperity Bancshares, Inc.	69
		165,209
	Funds, Trusts, and Other Financial Vehicles – 1.1%
16,000	Eaton Vance Corp.	1,086,880

	Insurance Carriers and Related Activities – 12.0%
115,000	National General Holdings Corp. (c)	3,930,700
33,500	Watford Holdings Ltd. (a)(b)	1,159,100
32,015	Willis Towers Watson plc (b)(c)	6,744,920
		11,834,720
	Merchant Wholesalers, Durable Goods – 0.5%
73,700	Fitbit, Inc. (a)	501,160

	Merchant Wholesalers, Nondurable Goods – 1.0%
7,300	Eidos Therapeutics, Inc. (a)	960,534

	Mining (except Oil and Gas) – 0.0%
2	Newmont Goldcorp Corp.	120

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2020, Continued

Shares	COMMON STOCKS – 57.8% (Continued)	Value

	Motion Picture and Sound
	Recording Industries – 0.3%
46,700	Cineplex, Inc. (a)(b)	$340,097

	Oil and Gas Extraction – 3.7%
61,600	Concho Resources, Inc.	3,594,360
2,700	Parsley Energy, Inc. – Class A	38,340
		3,632,700
	Professional, Scientific, and
	Technical Services – 5.1%
30,400	RealPage, Inc. (a)	2,652,096
33,200	SINA Corp. (a)(b)	1,407,016
88,100	Sogou, Inc. – ADR (a)	718,015
4,900	Virtusa Corp. (a)	250,537
		5,027,664
	Publishing Industries (except Internet) – 2.2%
18,900	Endurance International Group Holdings, Inc. (a)	178,605
47,700	Slack Technologies, Inc. – Class A (a)	2,014,848
		2,193,453
	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 0.9%
35,400	Waddell & Reed Financial, Inc. – Class A	901,638

	Transportation Equipment Manufacturing – 2.4%
54,200	Navistar International Corp. (a)	2,382,632
	TOTAL COMMON STOCKS
	(Cost $54,826,275)	56,884,569

	REITs – 0.9%
	Real Estate – 0.9%
1	Digital Realty Trust, Inc.	139
54,300	Front Yard Residential Corp.	879,660
2	Prologis, Inc.	199
	TOTAL REITs
	(Cost $759,730)	879,998

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2020, Continued

Shares	RIGHT – 0.0%	Value

	Chemical Manufacturing – 0.0%
9,100	Bristol-Myers Squibb Co. (a)	$6,280
	TOTAL RIGHT
	(Cost $19,383)	6,280

	MONEY MARKET DEPOSIT ACCOUNT – 45.7%
44,964,593	U.S. Bank Money Market
	Deposit Account, 0.03% (d)	44,964,593
	TOTAL MONEY MARKET DEPOSIT ACCOUNT
	(Cost $44,964,593)	44,964,593
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $100,569,981) – 104.4%	102,735,440
	Liabilities in Excess of Other Assets – (4.4)%	(4,333,200)
	NET ASSETS – 100.0%	$98,402,240

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Rate shown is the 7-day annualized yield as of December 31, 2020.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2020

Shares	COMMON STOCKS – 26.2%	Value

	Administrative and Support Services – 0.0%
2	Teladoc Health, Inc. (a)	$400

	Chemical Manufacturing – 1.6%
15,507	AstraZeneca plc – ADR	775,195
11,413	Bridgebio Pharma, Inc. (a)	811,578
		1,586,773
	Computer and Electronic
	Product Manufacturing – 6.0%
31,883	Advanced Micro Devices, Inc. (a)	2,923,990
16,317	Analog Devices, Inc.	2,410,510
11,614	Marvell Technology Group Ltd. (b)	552,130
		5,886,630
	Credit Intermediation and Related Activities – 0.2%
285	First Citizens BancShares, Inc. – Class A	163,667

	Insurance Carriers and Related Activities – 7.4%
34,576	Aon plc (b)	7,304,872

	Merchant Wholesalers, Durable Goods – 2.4%
57,881	Builders FirstSource, Inc. (a)	2,362,124

	Publishing Industries (except Internet) – 0.8%
3,699	salesforce.com, Inc. (a)	823,139

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 4.1%
1	The Charles Schwab Corp.	53
9,332	Morgan Stanley	639,522
10,247	S&P Global, Inc.	3,368,496
		4,008,071
	Support Activities for Mining – 3.7%
89,936	ConocoPhillips	3,596,540
338	Pioneer Natural Resources Co.	38,495
		3,635,035
	TOTAL COMMON STOCKS
	(Proceeds $23,640,968)	25,770,711
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $23,640,968)	$25,770,711

(a)	Non-income producing security.
(b)	Foreign issued security.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2020

ASSETS
Investments in securities, at value (identified cost $100,569,981)	$102,735,440
Cash	29,000
Deposit at broker for derivative instruments[1]	24,804,079
Receivables
Securities sold	542,562
Dividends and interest	23,463
Dividend tax reclaim	270,365
Fund shares purchased	324,883
Prepaid expenses	11,981
Total assets	128,741,773

LIABILITIES
Securities sold short (proceeds $23,640,968)	25,770,711
Payables
Securities purchased	1,160,845
Due to broker (cost $313,093)	333,523
Fund shares redeemed	2,900,000
Dividends on short positions	924
Due to advisor	99,258
Administration and fund accounting fees	26,597
Transfer agent fees and expenses	9,601
Audit fees	24,800
Chief Compliance Officer fee	2,500
Custody fees	2,885
12b-1 distribution fees – Investor Class	348
Reports to shareholders	4,090
Accrued other expenses	3,451
Total liabilities	30,339,533
NET ASSETS	$98,402,240

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class Shares
Net assets applicable to shares outstanding	$1,633,768
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	158,198
Net asset value, offering and redemption price per share	$10.33
Institutional Class Shares
Net assets applicable to shares outstanding	$96,768,472
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	9,115,846
Net asset value, offering and redemption price per share	$10.62

COMPONENTS OF NET ASSETS
Paid-in capital	$99,463,486
Total distributable deficit	(1,061,246)
Net assets	$98,402,240

[1]	Deposit at broker serves as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2020

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld and issuance fees of $3,674)	$912,384
Interest	237,633
Total income	1,150,017
Expenses
Advisory fees (Note 4)	1,528,418
Administration and fund accounting fees (Note 4)	165,171
Transfer agent fees and expenses (Note 4)	54,802
Registration fees	38,495
Legal fees (Note 4)	35,805
Audit fees	24,800
Custody fees (Note 4)	19,634
Chief Compliance Officer fee (Note 4)	15,000
Trustee fees and expenses	13,974
Printing and mailing expense	7,539
Miscellaneous	6,414
12b-1 distribution fees – Investor Class (Note 5)	4,449
Insurance expense	3,670
Total expenses before dividends on short positions	1,918,171
Dividends expense on short positions	597,952
Total expenses before fee waiver by Advisor	2,516,123
Advisory fee waiver (Note 4)	(53,286)
Net expenses	2,462,837
Net investment loss	(1,312,820)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS AND SECURITIES SOLD SHORT
Net realized gain/(loss) on transactions from:
Investments	(5,498,077)
Foreign currency	90,350
Purchased options	(35,062)
Written options	26,834
Securities sold short	5,684,706
Net change in unrealized appreciation/(depreciation) on:
Investments	220,233
Foreign currency	94,809
Purchased options	8,313
Written options	(473)
Securities sold short	(1,218,042)
Net realized and unrealized loss on investments,
foreign currency, options and securities sold short	(626,409)
Net Decrease in Net Assets Resulting from Operations	$(1,939,229)

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

(This Page Intentionally Left Blank.)

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(1,312,820)	$(761,666)
Net realized gain/(loss) on transactions from:
Investments	(5,498,077)	14,263,358
Foreign currency	90,350	(23,260)
Purchased options	(35,062)	(363,919)
Written options	26,834	124,204
Securities sold short	5,684,706	(6,629,746)
Net change in unrealized appreciation/(depreciation) on:
Investments	220,233	5,783,118
Foreign currency	94,809	(103,145)
Purchased options	8,313	(8,313)
Written options	(473)	473
Securities sold short	(1,218,042)	(4,436,508)
Net increase/(decrease) in net assets
resulting from operations	(1,939,229)	7,844,596
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class Shares	(31,165)	(90,788)
Institutional Class Shares	(1,951,033)	(7,212,987)
Total distributions to shareholders	(1,982,198)	(7,303,775)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net
change in outstanding shares (a)	(63,723,854)	(14,370,295)
Total decrease in net assets	(67,645,281)	(13,829,474)
NET ASSETS
Beginning of year	166,047,521	179,876,995
End of year	$98,402,240	$166,047,521

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	10,557	$108,500	25,832	$278,537
Shares issued on reinvestments
of distributions	2,696	27,882	7,745	81,249
Shares redeemed	(44,219)	(453,638)	(29,712)	(319,523)
Net increase/(decrease)	(30,966)	$(317,256)	3,865	$40,263

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,910,931	$20,017,461	2,688,099	$29,729,109
Shares issued on reinvestments
of distributions	180,865	1,922,593	660,340	7,105,254
Shares redeemed	(8,179,672)	(85,346,652)	(4,654,842)	(51,244,921)
Net decrease	(6,087,876)	$(63,406,598)	(1,306,403)	$(14,410,558)

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2020

Increase/(decrease) in cash—
Cash flows from operating activities:
Net decrease in net assets from operations	$(1,939,229)
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(202,082,368)
Proceeds from sale of investment securities	206,779,278
Proceeds from short sales	63,125,151
Closed short sale transactions	(59,905,117)
Proceeds from written options	15,634
Closed written options	(132)
Sale of short-term investments, net	43,316,675
Increase in foreign currency	(5,139,691)
Decrease in deposits at broker	1,746,923
Decrease in dividends and interest receivable	262,407
Decrease in receivable for securities sold	2,342,820
Increase in prepaid expenses and other assets	(2,355)
Decrease in due to Advisor	(77,520)
Decrease in payable for securities purchased	(5,810,505)
Decrease in payable for dividends on short positions	(71,844)
Decrease in accrued administration fees	(6,208)
Decrease in 12b-1 distribution and service fees	(78)
Decrease in custody fees	(1,351)
Decrease in transfer agent fees and expenses	(412)
Decrease in other accrued expenses	(2,776)
Net realized loss on investments, purchased options,
written options and securities sold short	2,560
Unrealized depreciation on securities,
written options and securities sold short	989,969
Return of capital dividend	68,426
Proceeds received through mergers	12,055,326
Net cash provided by operating activities	55,665,583

Cash flows from financing activities:
Proceeds from shares sold	20,032,961
Payment on shares redeemed	(83,050,171)
Distributions paid in cash	(31,723)
Net cash used in financing activities	(63,048,933)
Net decrease in cash	(7,383,350)
Cash:
Beginning balance	7,412,350
Ending balance	$29,000

Non cash financing activities not included herein consist of $1,950,475 of reinvested dividends.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class Shares

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.52	$10.54	$10.53	$10.22	$10.30

Income from investment operations:
Net investment loss^	(0.14)	(0.08)	(0.10)	(0.15)	(0.16)
Net realized and unrealized
gain on investments	0.15	0.55	0.19	0.46	0.13
Total from investment operations	0.01	0.47	0.09	0.31	(0.03)

Less distributions:
From net realized gain on investments	(0.20)	(0.49)	(0.08)	—	(0.05)
Total distributions	(0.20)	(0.49)	(0.08)	—	(0.05)
Net asset value, end of year	$10.33	$10.52	$10.54	$10.53	$10.22

Total return	0.08%	4.48%	0.88%	3.03%	-0.30%

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,634	$1,990	$1,954	$4,306	$6,370
Ratio of expenses to average net assets:
Before fee waiver and
expense recoupment	2.31%*	2.53%	2.28%	2.38%	2.26%
After fee waiver and
expense recoupment#	2.26%*	2.53%	2.31%	2.38%	2.26%
Ratio of net investment loss
to average net assets:
Before fee waiver and
expense recoupment	(1.39%)	(0.71%)	(0.88%)	(1.51%)	(1.55%)
After fee waiver and
expense recoupment	(1.34%)	(0.71%)	(0.91%)	(1.51%)	(1.55%)
Portfolio turnover rate	256.46%	297.78%	284.51%	218.34%	223.84%

^	Based on average shares outstanding.
#	Excluding interest expense, dividends on securities sold short and extraordinary expenses, the ratio of expenses to average net assets would have been 1.75% for all periods shown in the table.
*	Includes extraordinary expenses of 0.02% that occurred during the Fund’s fiscal year ended December 31, 2020.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class Shares

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.79	$10.78	$10.74	$10.40	$10.45

Income from investment operations:
Net investment loss^	(0.11)	(0.05)	(0.07)	(0.13)	(0.13)
Net realized and unrealized
gain on investments	0.15	0.55	0.19	0.47	0.13
Total from investment operations	0.04	0.50	0.12	0.34	—

Less distributions:
From net investment income	(0.01)	—	—	—	—
From net realized gain on investments	(0.20)	(0.49)	(0.08)	—	(0.05)
Total distributions	(0.21)	(0.49)	(0.08)	—	(0.05)
Net asset value, end of year	$10.62	$10.79	$10.78	$10.74	$10.40

Total return	0.37%	4.66%	1.15%	3.27%	-0.01%

Ratios/supplemental data:
Net assets, end of year (thousands)	$96,768	$164,058	$177,923	$147,941	$149,800
Ratio of expenses to average net assets:
Before fee waiver and
expense recoupment	2.06%*	2.28%	2.06%	2.09%	2.01%
After fee waiver and
expense recoupment#	2.01%*	2.28%	2.09%	2.09%	2.01%
Ratio of net investment loss
to average net assets:
Before fee waiver and
expense recoupment	(1.11%)	(0.45%)	(0.64%)	(1.21%)	(1.30%)
After fee waiver and
expense recoupment	(1.06%)	(0.45%)	(0.67%)	(1.21%)	(1.30%)
Portfolio turnover rate	256.46%	297.78%	284.51%	218.34%	223.84%

^	Based on average shares outstanding.
#	Excluding interest expense, dividends on securities sold short and extraordinary expenses, the ratio of expenses to average net assets would have been 1.50% for all periods shown in the table.
*	Includes extraordinary expenses of 0.02% that occurred during the Fund’s fiscal year ended December 31, 2020.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020

NOTE 1 – ORGANIZATION

The Kellner Merger Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns with less volatility than in the equity markets.  The Fund commenced operations on June 29, 2012.  The Fund currently offers Investor Class shares and Institutional Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2020, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Total
Distributable	Paid-in
Earnings	Capital
$379,929	$(379,929)

F.
Concentration of Credit Risk: The Fund maintains cash balances with high-quality financial institutions. At various times throughout the year, the amounts may exceed federally insured limits and subject the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

G.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

I.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

J.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Fund’s advisor, Kellner Management, L.P. (the “Advisor”), and consistent with the Fund’s investment objective and policies.

When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent the Fund does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of cash or high-grade securities equal to the market value of the option, marked to market daily.  In lieu of maintaining cash or high-grade securities in a segregated account, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Fund may enter into total return swap agreements.  A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange.  The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the statement of operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the statement of operations.

The Fund invests in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap.  Total return swaps normally do not involve the delivery of securities or other underlying assets.  If the counterparty to a total return swap defaults, the

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts shown in the statement of assets and liabilities.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2020 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(35,062)
Equity Contracts	Realized gain on written options	26,834
Equity Contracts	Change in unrealized depreciation
	on purchased options	8,313
Equity Contracts	Change in unrealized appreciation
	on written options	(473)

The average monthly quantities and notional values of purchased and written options during the year ended December 31, 2020 for the Fund were as follows:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	70	$341,660
Written Option Contracts	85	$415,016

The Fund is required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The guidance requires retrospective application for all comparative periods presented.

The Fund may mitigate credit risk with respect to over-the-counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties.  These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian.  The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement.  To the extent amounts due to the Fund from its

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

On October 28, 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new Rule 18f-4 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”) related to the use of derivatives by investment companies and business development companies (“BDCs”). According to the adopting release, Rule 18f-4 is designed to address certain investor protection concerns and provide an updated and comprehensive approach to the use of derivatives and certain other transactions by investment companies and BDCs. Rule 18f-4 applies to open-end mutual funds, ETFs, registered close-end funds, and BDCs, but specifically excludes money market funds regulated under Rule 2a-7 of the 1940 Act.

Rule 18f-4 defines derivative transactions as any swap, security-based swap, futures contract, forward contract, option, or any combination thereof, or any other similar instrument “under which the fund is or may be required to pay or deliver assets in the future to a counterparty.” The Rule also covers any short sale borrowing, as well as reverse repurchase agreements and similar financing transactions. For purposes of the Rule, the definition of a derivatives instrument involves a future payment obligation.

The new rule requires funds that use derivatives (other than limited derivatives users) to have a formalized derivatives risk management program (a “DRMP”). A fund’s DRMP must include policies and procedures that are reasonably designed to manage the fund’s derivatives risks. In addition, the DRMP must be specifically tailored to the particular types of derivatives used by a fund. The effective date of Rule 18f-4 is February 19, 2021.

K.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 11 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy. Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Administrative Support
and Waste Management	$4,209,363	$—	$—	$4,209,363
Finance and Insurance	13,988,447	—	—	13,988,447
Information	2,533,550	—	—	2,533,550
Manufacturing	12,845,408	—	—	12,845,408
Mining, Quarrying, and
Oil and Gas Extraction	3,632,820	—	—	3,632,820
Professional, Scientific,
and Technical Services	5,027,664	—	—	5,027,664
Retail Trade	13,686,783	—	—	13,686,783
Wholesale Trade	960,534	—	—	960,534
Total Common Stocks	56,884,569	—	—	56,884,569
REITs	879,998	—	—	879,998
Right	6,280	—	—	6,280
Money Market
Deposit Account	44,964,593	—	—	44,964,593
Total Investments
in Securities	$102,735,440	$—	$—	$102,735,440
Liabilities:
Securities Sold Short	$25,770,711	$—	$—	$25,770,711

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 1.25% of the Fund’s average daily net assets up to $2 billion in assets, 1.125% on assets between $2 billion to $4 billion, and 1.00% on assets in excess of $4 billion.  For the year ended December 31, 2020, the Fund incurred $1,528,418 in advisory fees.

The Fund is responsible for its own operating expenses.  During the year ended December 31, 2020, the Fund incurred $26,451 in extraordinary expenses which are reflected in the Fund’s legal fees on the statement of operations.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends on securities sold short and extraordinary expenses, Rule 12b-1 fees and any other class-specific expenses) to 1.50% of average daily net assets of the Fund.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2020, the Advisor reduced its fees in the amount of $53,286.  The expense limitation will remain in effect through at least April 29, 2021 and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amount shown below no later than the corresponding date:

Date	Amount
12/31/2023	$53,286

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2020 are disclosed in the statement of operations.

Compass Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan requires the payment of a monthly service fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made by the Distributor pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended December 31, 2020, the Fund incurred distribution expenses of $4,449 for the Investor Class shares pursuant to the Plan.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $202,058,023 and $206,779,278, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a secured credit line in the amount of $15,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended December 31, 2020, the Fund did not draw upon the line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 was as follows:

	December 31, 2020	December 31, 2019
Ordinary income	$1,778,629	$6,465,164
Long-term capital gain	203,569	838,611

As of December 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$100,704,948
Gross unrealized appreciation	3,165,384
Gross unrealized depreciation	(1,134,892)
Net unrealized appreciation (a)	2,030,492
Net unrealized depreciation on
short sales and foreign currency	(2,133,377)
Undistributed ordinary income	—
Undistributed long-term capital gain	16,381
Total distributable earnings	16,381
Other accumulated gains/(losses)	(974,742)
Total accumulated earnings/(losses)	$(1,061,246)

(a)	The difference between book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

For the year ended December 31, 2020, the Fund deferred, on a tax basis, post-October losses of $974,742.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Merger Arbitrage Risk. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

•	Non-Diversification Risk. To the extent that the Fund invests its assets in fewer securities, it is subject to greater risk of loss if any of those securities become permanently impaired.

•
Foreign Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Small- and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Derivatives Risk.  The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce returns and/or increase volatility.  A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund’s use of derivatives may result in losses to the Fund. Derivatives in which the Fund may invest can be illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments in the manner intended. Certain types of derivatives, including forward contracts, over-the-counter options and other over-the-counter transactions involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Swap Agreement Risk. A swap agreement is a form of derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument.  Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments.  By using swap agreements, the Fund is exposed to additional risks concerning the counterparty.  The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.  Use of leverage involves special risks and is speculative.  If the Advisor is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

•	Leverage Risk. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

•
Short Sales Risk.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Counterparty Risk.  Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of December 31, 2020, the Fund’s percentage of control ownership positions greater than 25% are as follows:

Shareholder
National Financial Services, LLC	44.77%
Charles Schwab & Co., Inc.	28.04%

NOTE 11 – SUBSEQUENT EVENTS – REORGANIZATION OF FUND

At a meeting of the Board held on October 19, 2020, the Board considered and thereafter approved on October 23, 2020, subject to shareholder approval, an Agreement and Plan of Reorganization of the Fund into a newly created series, the AXS Merger Fund (the “Acquiring Fund”), of Investment Managers Series Trust II (“IMST II”) (the “Reorganization”).  The Acquiring Fund has the same investment objective and substantially similar strategies and policies as the Fund.  The Reorganization will result in a change in your Fund’s management arrangements.  AXS Investments LLC will serve as the new investment advisor to the Acquiring Fund and Kellner Capital Management, LLC will serve as sub-advisor with the same portfolio managers as for the Fund responsible for day-to-day management of the Acquiring Fund.  There will be no change in advisory fees for the Acquiring Fund compared to the Fund.  The Acquiring Fund will be overseen by a different Board of Trustees as it will not be a part of the Trust, but will instead be part of IMST II.  The Acquiring Fund will have different service providers than the Fund. Shareholders approved the Reorganization on January 15, 2021. All shareholders of record at the close of business on November 27, 2020 were entitled to vote at the January 15, 2021 shareholder meeting.  Of the 4,771,043 shares present in person or by proxy, 4,759,963 shares or 99.77% voted in favor (representing 50.10% of total outstanding shares), 2,626 shares or 0.06% of shares voted against (representing 0.03% of total outstanding shares) and 8,454 shares or 0.18% of shares abstained from voting (representing 0.09% of total outstanding shares). The Reorganization occurred at the close of business on January 22, 2021.

KELLNER MERGER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Kellner Merger Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kellner Merger Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2020, the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers or by other appropriate auditing procedures when replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2021

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) on behalf of the Kellner Merger Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  The Board noted that it had previously approved, pending shareholder approval, the reorganization of the Fund out of the Trust and into a newly-created series of Investment Managers Series Trust II.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person or by videoconference to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

performance of the Fund as of June 30, 2020, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications, an appropriate securities market benchmark, and the Advisor’s similarly managed accounts.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund outperformed the peer group median of its Morningstar comparative universe for the one-year period and underperformed for the three-, and five-year periods ended June 30, 2020. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index for the one-, three-, and five-year periods.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts, noting that the Fund outperformed one similarly managed account for the one-, three-, and five-year periods, and outperformed the other similarly managed account for the one-year period and underperformed for the three-year period.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed accounts for other types of clients as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.50% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for Institutional Class shares was

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

below its peer group median and average, as well as below the median and  average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also noted that the contractual advisory fee was above the peer group median and average, as well as equal to the peer group median and above average when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were both below and above the management fees charged by the Advisor’s affiliate to its similarly managed account clients and that differences are largely a reflection of the nature of the client.  The Trustees determined that they would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  Additionally, the Board considered that there are breakpoints in the advisory fee schedule at higher asset levels, but that those asset levels have not yet been reached.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund with respect to Investor Class shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Fund through separately managed accounts, and as a result the Advisor was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

KELLNER MERGER FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served*	Past Five Years	Trustee(2)	Five Years(3)
Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee,
(age 74)		term;	Delta Housing		Advisors Series
615 E. Michigan Street		since	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202		March	housing management)		not affiliated
		2014.	(2012 to July 2019);		with the Fund).
Trustee and Chair
(2000 to 2012), New
Covenant Mutual
Funds (1999 to 2012);
Director and Board
Member, Alpha Gamma
Delta Foundation
(philanthropic
organization) (2005
to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	1	Trustee,
(age 60)		term;	Business Development		Advisors Series
615 E. Michigan Street		since	Ballast Equity		Trust (for series
Milwaukee, WI 53202		March	Management, LLC		not affiliated
		2017.	(a privately-held		with the Fund).
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory firm)
(2002 to 2017).

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served*	Past Five Years	Trustee(2)	Five Years(3)
Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 73)		term;	Manager, President,		Advisors Series
615 E. Michigan Street		since	CEO, U.S. Bancorp		Trust (for series
Milwaukee, WI 53202		September	Fund Services, LLC		not affiliated
		2008.	and its predecessors		with the Fund).
(May 1991 to
July 2017).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	1	Trustee,
(age 62)	of the	term;	Group, Inc. (financial		Advisors Series
615 E. Michigan Street	Board	since	consulting firm)		Trust (for series
Milwaukee, WI 53202		January	(1998 to present).		not affiliated
		2020.			with the Fund);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010
to present.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years
Officers
Jeffrey T. Rauman	President,	Indefinite term; since	Senior Vice President,
(age 51)	Chief	December 2018.	Compliance and Administration,
615 E. Michigan Street	Executive		U.S. Bank Global Fund Services
Milwaukee, WI 53202	Officer and		(February 1996 to present).
Principal
Executive
Officer

Cheryl L. King	Vice President,	Indefinite term; since	Vice President, Compliance and
(age 59)	Treasurer and	December 2007.	Administration, U.S. Bank
615 E. Michigan Street	Principal		Global Fund Services
Milwaukee, WI 53202	Financial		(October 1998 to present).
Officer

Kevin J. Hayden	Assistant	Indefinite term; since	Vice President, Compliance and
(age 49)	Treasurer	September 2013.	Administration, U.S. Bank
615 E. Michigan Street			Global Fund Services
Milwaukee, WI 53202			(June 2005 to present).

Richard R. Conner	Assistant	Indefinite term; since	Assistant Vice President,
(age 38)	Treasurer	December 2018.	Compliance and Administration,
615 E. Michigan Street			U.S. Bank Global Fund Services
Milwaukee, WI 53202			(July 2010 to present).

Michael L. Ceccato	Vice President,	Indefinite term; since	Senior Vice President, U.S. Bank
(age 63)	Chief Compliance	September 2009.	Global Fund Services and Vice
615 E. Michigan Street	Officer and		President, U.S. Bank N.A.
Milwaukee, WI 53202	AML Officer		(February 2008 to present).

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years
Elaine E. Richards, Esq.	Vice President	Indefinite term; since	Senior Vice President, U.S. Bank
(age 52)	and Secretary	September 2019.	Global Fund Services (July 2007
2020 East Financial Way,			to present).
Suite 100
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”).  Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2020, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

KELLNER MERGER FUND

NOTICE TO SHAREHOLDERS at December 31, 2020 (Unaudited)

For the year ended December 31, 2020, the Fund designated $1,778,629 and $203,569 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017.  The percentage of dividends declared from net investment income designated as qualified dividend income was 22.27%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2020 was 18.44%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 94.33%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-PORT is also available, upon request, by calling 855-KELLNER (855-535-5637).

KELLNER MERGER FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 855-535-5637.

KL-ANNUAL

(b)  Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$21,200	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)*          /s/ Jeffrey T. Rauman
     Jeffrey T. Rauman, President/Chief Executive Officer/
     Principal Executive Officer

Date     3/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Jeffrey T. Rauman
     Jeffrey T. Rauman, President/Chief Executive Officer/
     Principal Executive Officer

Date     3/9/2021

By (Signature and Title)*          /s/Cheryl L. King
     Cheryl L. King, Vice President/Treasurer/Principal
     Financial Officer

Date     3/9/2021

* Print the name and title of each signing officer under his or her signature.